SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 14, 2002

Allstate Life Insurance Company of New York
(Exact Name of Registrant as Specified in Charter)

New York (State or Other Jurisdiction of Incorporation)	333-61846 (Commission File Number)	36-2608394 (IRS Employer Identification Number)

One Allstate Drive, P.O. Box 9095, Farmingville, NY (Address of Principal Executive Offices)	11738 (Zip Code)

Registrant's telephone number, including area code (516) 451-5300

Item 9.    Regulation FD Disclosure

        Furnished with this Form 8-K, as Exhibits 99.1 and 99.2, are the certifications by Thomas J. Wilson II, Chairman of the Board and President, and Steven E. Shebik, Vice President, of Allstate Life Insurance Company of New York, pursuant to 18 United States Code § 1350, that accompanied the Quarterly Report on Form 10-Q of Allstate Life Insurance Company of New York for the quarterly period ended June 30, 2002.

Item 7.    Financial Statements and Exhibits

(c)
Exhibits

Exhibit No.	Description
99.1	Certification Pursuant to 18 United States Code § 1350 of the Chief Executive Officer
99.2	Certification Pursuant to 18 United States Code § 1350 of the Chief Financial Officer

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SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ALLSTATE LIFE INSURANCE COMPANY OF NEW YORK

	By	/s/ SAMUEL H. PILCH Name: Samuel H. Pilch Title: Group Vice President and Controller
August 14, 2002

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Certification Pursuant to 18 United States Code § 1350 of the Chief Executive Officer
99.2	Certification Pursuant to 18 United States Code § 1350 of the Chief Financial Officer

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